Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2019

1.

Effective January 1, 2020, declaration and payment of dividend distributions for Thrivent Government Bond Portfolio, Thrivent High Yield Portfolio, Thrivent Income Portfolio, Thrivent Limited Maturity Bond Portfolio and Thrivent Opportunity Income Plus Portfolio has been changed from daily to monthly.

2.	Effective January 1, 2020, the following information is added to “Other Services”:

Transfer Agent

Thrivent Financial Investor Services Inc. (“Thrivent Financial Investor Services”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides transfer agency, dividend disbursing and servicing agent services necessary to the Portfolios. Under the contract, each Portfolio pays Thrivent Financial Investor Services an annual fee equal to $5,000.

The date of this Supplement is December 23, 2019.

Please include this Supplement with your Statement of Additional Information.

34971